UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2023

VITAL ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street	Suite 900
Tulsa	Oklahoma	74119
(Address of principal executive offices)		(Zip code)
 Registrant’s telephone number, including area code: (918) 513-4570

 Laredo Petroleum, Inc.
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VTLE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 8, 2023, Vital Energy, Inc. (the "Company") issued a press release (i) in connection with the effectiveness of the name change, described below in Item 5.03 of this Current Report on Form 8-K, (ii) providing selected preliminary financial and operating results for the three months ended December 31, 2022 and (iii) announcing plans to host a conference call on Wednesday, February 22, 2023 at 7:30 am Central Time to discuss its financial and operating results for the quarter and year ended December 31, 2022. Copies of the Company's press release and Presentation (as defined below) are furnished as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto are deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Item 5.03. Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 9, 2023, the Company changed its corporate name from Laredo Petroleum, Inc. to Vital Energy, Inc., pursuant to a certificate of amendment (the "Certificate of Amendment") to its certificate of incorporation filed with the Delaware Secretary of State on January 6, 2023. The Company also amended and restated its bylaws to reflect the name change, effective as of January 9, 2023 (as amended and restated, the "Bylaws"). The foregoing descriptions are subject to, and qualified in their entirety by reference to, the full text of the Certificate of Amendment and Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

In addition, the Company also intends for its common stock to cease trading under the ticker symbol "LPI" and begin trading under its new ticker symbol, "VTLE", on the New York Stock Exchange, effective January 9, 2023.

Item 7.01. Regulation FD Disclosure.

On January 8, 2023, the Company furnished the press release described above in Item 2.02 of this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

On January 8, 2023, the Company also posted to its website, www.vitalenergy.com, an investor presentation (the "Presentation"). The Presentation is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

All statements in the press release and Presentation, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and the Company's other filings with the SEC for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto are deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
3.1	Third Certificate of Amendment to the Amended and Restated Certificate of Incorporation.
3.2	Fourth Amended and Restated Bylaws.
99.1	Press Release dated January 8, 2023.
99.2	Investor Presentation dated January 8, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL ENERGY, INC.

Date: January 9, 2023	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer